UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 4, 2006 (November 29, 2006)
(Date of Report (date of earliest event reported))

MortgageIT Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-32213 (Commission File No.)	20-0947002 (I.R.S. Employer Identification Number)
33 Maiden Lane New York, NY (Address of principal executive office)		10038 (Zip Code)

(212) 651-7700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04   Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

In connection with the proposed acquisition of MortgageIT Holdings, Inc. (the ‘‘Company’’) by DB Structured Products, Inc., an indirect subsidiary of Deutsche Bank AG (‘‘DB Structured Products’’), which is expected to be completed in January 2007, the MortgageIT Unitized Stock Fund under the MortgageIT, Inc. 401(k) Plan (the ‘‘401(k) Plan’’ or the ‘‘Plan’’) is expected to be closed for participant transactions (including loans, distributions or withdrawals from or making an exchange into or out of the MortgageIT Unitized Stock Fund) (the ‘‘blackout period’’) in order to allow the Plan’s trustee, Fidelity Management Trust Company (‘‘Fidelity’’), to transfer participant balances after the completion of the proposed acquisition. Upon completion of the proposed acquisition, each outstanding share of Company common stock will be converted into the right to receive $14.75 in cash and the MortgageIT Unitized Stock Fund will no longer be an available investment alternative under the 401(k) Plan. As of November 29, 2006, the Company sent a notice to the Company’s directors and executive officers, informing them of this blackout period and the duration of the blackout period. Fidelity provided the Company with the notice required by section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 on November 29, 2006. The blackout period for the MortgageIT Unitized Stock Fund is expected to begin at 4:00 p.m. Eastern Time on December 29, 2006, but the actual beginning of the blackout period will depend upon when the proposed acquisition is completed. If the blackout period begins on December 29, 2006, the blackout period is expected to end at midnight Eastern Time on January 15, 2007, or nine (9) business days later. All inquiries regarding the blackout period, including whether the blackout period has started or ended, can be answered by calling Fidelity toll-free at 1-800-294-4015, Monday through Friday (excluding New York Stock Exchange holidays) between 8:30 a.m. and 8:00 p.m. or visiting Fidelity online at www.401kexpress.com.

Item 8.01   Other Events.

On Thursday, November 30, 2006, the Company issued a press release announcing that its stockholders approved the acquisition of the Company by DB Structured Products, which press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

* * * * *

Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that relate to future, not past, events. In this context, forward-looking statements often address the Company's expected future business and financial performance, and often contain words such as ‘‘expects,’’ ‘‘anticipates,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘believes,’’ ‘‘will’’ or other similar words or expressions. Forward-looking statements, by their nature, address matters that are, to different degrees, uncertain and include, among other things, statements relating to the Company's ability to fund a fully-leveraged, self-originated loan portfolio, its anticipated loan funding volume and the Company's ability to pay dividends. These statements are based on the current economic environment and management's current expectations and beliefs, and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking statements are inherently subject to significant economic, competitive, and other contingencies that are beyond the control of management. The Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, its mortgage bank subsidiary's continued ability to originate new loans, including loans that the Company deems suitable for its securitization portfolio; changes in the capital markets, including changes in interest rates and/or credit spreads; and other risks detailed in the Company's Annual Report on Form 10-K that was filed with the Securities and Exchange Commission (‘‘SEC’’) on March 15, 2006 and from time to time in the Company's other SEC filings. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

* * * *

Item 9.01   Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release of MortgageIT Holdings, Inc., dated November 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEIT HOLDINGS, INC.
By: /s/ Andy Occhino Andy Occhino Secretary

Date: December 4, 2006

MORTGAGEIT HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated December 4, 2006 (November 29, 2006)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of MortgageIT Holdings, Inc., dated November 30, 2006.